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Weekly Status Report

Name	[illegible]
Engagement Type	[illegible], Legacy Systems Maintenance, Outsourcing - Functional, Outsourcing - IT Software Development
Sales Leader	EdSmith
Backlog	[illegible]
Review Trigger	[illegible]

Current Status

Status History:

1. EdSmith/PSC [illegible] PM
   [illegible]

   [illegible]

Enter current status here:

Current Issues

Issues History:

1. EdSmith/PSC [illegible] PM
   [illegible]

Enter current issues here:

Current Resourcing

Resourcing History:

Enter current resourcing issues here:

[illegible]

Author: EdSmith [illegible]